Exhibit 99.1

Nexvet Announces Successful Completion of NV-01 Pilot Field Study

in Dogs With Osteoarthritis

Effectiveness Submission to the FDA-CVM on Track for 2Q 2016

DUBLIN, Ireland - March 8, 2016 – Nexvet Biopharma (Nasdaq: NVET), a veterinary biologics developer, today announced the successful completion of its pilot field study for ranevetmab* (NV-01), the Company’s anti-nerve growth factor (NGF) monoclonal antibody (mAb) therapy in development for the control of pain associated with osteoarthritis in dogs.

This pilot field study was initiated in the second quarter of 2015 to evaluate a combination of doses and routes of administration to complement the pivotal safety and efficacy study for ranevetmab. In November 2015, Nexvet announced that the completed pivotal study demonstrated ranevetmab’s safety and efficacy (p≤ 0.038 for the primary endpoint) when administered by subcutaneous (SC) injection once a month for three months. Results from this most recent pilot study confirmed ranevetmab’s safety and efficacy in a field study evaluating a range of dosages and treatment regimens (SC and intravenous administration) in an additional population of 176 dogs.

“Ranevetmab has been evaluated in 422 dogs with osteoarthritis in the pivotal and pilot studies and has shown clinically meaningful efficacy and an attractive safety profile. These results reaffirm our belief that ranevetmab’s unique target product profile will make it a first-in-class and best-in-class therapeutic for the management of chronic pain associated with osteoarthritis in dogs,” said Dr. Mark Heffernan, Nexvet’s Chief Executive Officer.

Nexvet is on track to submit the technical effectiveness section of the NV-01 dossier to the FDA’s Center for Veterinary Medicine (CVM) in the second calendar quarter of 2016, including the safety data from this most recent study.

About Nexvet (www.nexvet.com)

Nexvet is a veterinary biologics developer focused on transforming the therapeutic market for companion animals, such as dogs and cats, by developing and commercializing novel, species-specific biologics. Nexvet’s proprietary PETization™ platform is designed to rapidly design monoclonal antibodies (mAbs) that are recognized as “self” or “native” by an animal’s immune system, a property Nexvet refers to as “100% species-specificity.” Nexvet’s product candidates also build upon the safety and efficacy data from clinically tested human therapies, thereby reducing clinical risk and development cost.

Nexvet is leveraging diverse global expertise and incentives to build a vertically integrated biopharmaceutical company, which conducts drug discovery in Australia, conducts clinical development in the United States and Europe and is growing its biomanufacturing capabilities in Ireland.

*The	United States Adopted Name (USAN) Council has approved the generic name “ranevetmab” for NV-01.

Further information:

Investors

Candice Knoll

Blueprint Life Science Group

+1 415-375-3340 Ext. 4

cknoll@bplifescience.com

Media

David Salisbury

Berry & Company Public Relations

+1 212-253-8881

dsalisbury@berrypr.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements consist of all statements other than statements of historical fact, including statements regarding our future results of operations and financial position, results of any current or future pivotal safety and efficacy study, future expenditures relating to our lead product candidates, time for completion of any of our studies, ability to develop our pipeline of product candidates, business strategy, prospective products, ability to successfully manufacture our own product candidates, ability to obtain product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, and future results of current and anticipated products. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The words “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “plan,” “potential,” “predict,” “project,” “position,” “seek,” “should,” “target,” “will,” “would,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate, and management’s beliefs and assumptions are not guarantees of future performance or development and involve known and unknown risks, uncertainties and other factors.

Factors that could cause actual results to differ materially from our expectations expressed in this report include those summarized under Risk Factors in our reports on Forms 10-Q and 10-K and the other documents we file from time to time with the Securities and Exchange Commission. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this press release. Except as required by law, we do not intend, and undertake no obligation, to revise or update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.